UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 6, 2018 (February 28, 2018)
  _________________________________
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
 _________________________________

Delaware	000-27038	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Amendment of Amendment and Restatement 2000 Plan
On February 28, 2018, Nuance Communications, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved amendments to the Company’s Amended and Restated 2000 Stock Plan (the “2000 Plan”). The primary modifications to the 2000 Plan approved by stockholders were (i) a 6,400,000 share increase in the number of shares of the Company’s common stock authorized for issuance under the 2000 Plan, bringing the total authorized for issuance from 75,850,000 shares to 82,250,000 shares; (ii) a prohibition on the payment of dividends relating to unvested awards under the 2000 Plan unless and until such awards become vested; and (iii) a prohibition on shares that are withheld for taxes or to pay the exercise price of options or stock appreciation rights, or that are reacquired on the open market or otherwise using cash from option exercises, from becoming available for future grant under the 2000 Plan.
The foregoing general description of the amendments to the 2000 Plan is qualified in its entirety by reference to the full text of the 2000 Plan that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.
On February 28, 2018, at the Annual Meeting, the stockholders cast their votes on five proposals as follows:
Proposal 1: To elect eight members of the Company’s Board of Directors:

Director Nominee	For	Withheld
Robert J. Finocchio	119,922,540	98,937,556
Robert J. Frankenberg	87,093,106	131,766,990
William H. Janeway	208,318,967	10,541,129
Laura S. Kaiser	214,996,626	3,863,470
Mark R. Laret	210,001,758	8,858,338
Katherine A. Martin	167,413,265	51,446,831
Philip J. Quigley	126,352,635	92,507,461
Sanjay Vaswani	216,150,165	2,709,931
Proposal 2: To approve amendment and restatement of the Amended and Restated 2000 Stock Plan.:

For	Against	Abstain	Broker Non-Votes
190,766,400	26,668,162	1,425,534	34,643,830
Proposal 3: To approve a non-binding advisory vote on executive officer compensation:

For	Against	Abstain	Broker Non-Votes
20,831,337	194,443,796	3,584,963	34,643,830
Proposal 4: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018:

For	Against	Abstain
245,467,591	1,715,158	6,321,177
Proposal 5: To vote on a stockholder proposal regarding special shareholder meetings if properly presented at the meeting:

For	Against	Abstain	Broker Non-Votes
200,647,967	12,170,706	4,394,275	36,285,937

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated 2000 Stock Plan (As Amended and Restated February 28,2018)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: March 6, 2018	By:	/s/ Kenneth M. Siegel
Kenneth M. Siegel Executive Vice President and Chief Legal Officer